Exhibit 10.4

授权委托书

Power of Attorney

日期：2021年8月10日

Date: August 10, 2021

[Identity of shareholder]，在本授权委托书签署之日拥有广州七乐康数字健康医疗科技有限公司（“七乐康”）[% of shareholding]的股权，[代表七乐康注册资本[amount]]。就[本人/本企业]现时和将来在七乐康持有的股权[（“本人股权”）/（“本企业持有股权”）]，[本人/本企业]特此不可撤销地授权和委托广州石榴云医健康医疗科技有限公司（“WFOE”）在本授权委托书的有效期内代表[本人/本企业]行使如下权利和办理如下事项：

[Identity of shareholder], and a holder of [% of shareholding] of the registered capital of Guangzhou Qilekang Digital Health Medical Technology Co., Ltd. (“Qilekang”) as of the date of this Power of Attorney, [representing [amount] in the registered capital of Qilekang], hereby irrevocably authorize and entrust Guangzhou Pomegranate Cloud Medical Health Medical Technology Co., Ltd. (the “WFOE”) to exercise the following rights and handle the following matters [on my behalf/on behalf of the Enterprise] relating to all equity interests held by [me/the Enterprise] now and in the future in Qilekang [(“My Shareholding”)/(the “Enterprise’s Shareholding”)], during the term of this Power of Attorney:

授权WFOE作为[本人/本企业]唯一的、排他的代理人，就有关[本人/本企业]持有股权的权利和事宜，全权代表[本人/本企业]行使包括但不限于如下的权利和处理如下事项：1）召集和参加七乐康的股东会；2）行使中国法律和七乐康章程下规定的[本人/本企业]所享有的全部股东权和股东表决权；3）处理[本人/本企业]持有股权（全部或任何一部分）的出售、转让、质押或处置，包括但不限于代表[本人/本企业]签署所有必要的股权转让文件、其他处置[本人/本企业]持有股权的文件和办理所有必要手续；4）以[本人/本企业]的名义，代表[本人/本企业]以七 乐康的股东的身份签署任何决议和会议记录；5）代表[本人/本企业]提名、选举、指定、任命和罢免七乐康的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人员；以及6）批准修改公司章程。未经WOFE书面同意，[本人/本企业]无权增资、减资、转让、再次质押、或以其他任何方式处置、变更[本人/本企业]持有的股权。

The WFOE is hereby authorized, as [my/the Enterprise’s] sole and exclusive agent and attorney, to act on behalf of [myself/the Enterprise] with respect to all rights and matters concerning [My/the Enterprise’s] Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Qilekang; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that [I am/the Enterprise is] entitled to under the laws of China and the articles of association of Qilekang; 3) handling the sale, transfer, pledge or disposition of [My/the Enterprise’s] Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of [My/the Enterprise’s] Shareholding and fulfilling all necessary procedures; 4) representing [myself/the Enterprise] in executing any resolutions and minutes as a shareholder [(and a director)] of Qilekang [on my behalf/on behalf of the Enterprise]; 5) nominating, electing, designating, appointing or removing on behalf of [myself/the Enterprise] the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Qilekang; and 6) approving the amendments to the Qilekang’s articles of association. Without written consent by WFOE, [I have/the Enterprise has] no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change [My/the Enterprise’s] Shareholding.

针对于2021年8月10日WFOE、七乐康和（或）[本人/本企业]之间签署的独家购买权协议、股权质押协议和独家业务合作协议，WFOE将有权代表[本人/本企业]签署上述协议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中约定的需由[本人/本企业]签署的所有其他协议和文件（包括但不限于独家购买权协议所描述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of [myself/the Enterprise], execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated August 10, 2021, by and among WFOE, Qilekang and/or [myself/the Enterprise], and any documents and agreements [I/the Enterprise] shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

WFOE就[本人/本企业]持有股权的一切行为均视为[本人/本企业]的行为，于本授权委托书限定下签署的一切文件均视为[本人/本企业]签署。[本人/本企业]对于WFOE就[本人/本企业]持有股权采取的行为和签署的文件予以承认。

Subject to the terms herein, all the actions associated with [My/the Enterprise’s] Shareholding conducted by the WFOE shall be deemed as [my/the Enterprise’s] own actions, and all the documents related to [My/the Enterprise’s] Shareholding executed by the WFOE shall be deemed to be executed by [me/the Enterprise]. [I/The Enterprise] hereby [acknowledge/acknowledges] and [ratify/ratifies] the actions taken by the WFOE and the documents executed by the WFOE in relation to [My/the Enterprise’s] Shareholding.

[本人/本企业]在此同意，如果中国法律有要求，WFOE应指派合格的中国公民处理本授权委托书中的事项和行使本授权委托书中的权利。

[I/The Enterprise] hereby [agree/agrees] that if required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

本授权委托书自签署之日生效。自授权委托书签署之日起，在[本人/本企业]为七乐康的股东期间，本授权委托书不可撤销并持续有效。

This Power of Attorney takes effect as of the date hereof. During the period that [I am/the Enterprise is] a shareholder of Qilekang, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，[本人/本企业]特此放弃已经通过本授权委托书授权给WFOE的与[本人/本企业]持有股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, [I/the Enterprise] hereby [waive/waives] all the rights associated with [My/the Enterprise’s] Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by [myself/the Enterprise].

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

[Name of shareholder]
[Name of shareholder]

签字：
By:

接受：

Accepted by

广州石榴云医健康医疗科技有限公司

Guangzhou Pomegranate Cloud Medical Health Medical Technology Co., Ltd.

签字：
By:	/s/ Zhenyang Shi
姓名：	石振洋
Name:	Zhenyang Shi
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

广州七乐康数字健康医疗科技有限公司（盖章）

Guangzhou Qilekang Digital Health Medical Technology Co., Ltd.(Seal)

签字：
By:	/s/ Zhenyang Shi
姓名：	石振洋
Name:	Zhenyang Shi
职位：	法定代表人
Title:	Legal Representative

Schedule of Material Differences

One or more powers of attorney using this form were executed. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed powers of attorney differ from this form:

No.	Name of Shareholder	Identity of Shareholder	% of Shareholding	Amount
1.	Zhenyang Shi	Zhenyang Shi, a citizen of the People’s Republic of China whose Identification Card No. is [***]	13.97	-
2.	Shandong Danhong Pharmaceuticals Co., Ltd.	Shandong Danhong Pharmaceuticals Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at No. 99 Qunming Road, Mudan Industrial Park, Heze, PRC	14.84	RMB2,957,613
3.	Li Xu	Li Xu, a citizen of the People’s Republic of China whose Identification Card No. is [***]	10.05	-
4.	Dazi County Jinnuo Huijian Investment Management Partnership (Limited Partnership)	Dazi County Jinnuo Huijian Investment Management Partnership (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at 2-15-07b, Entrepreneurial Base Building, Dazi County Industrial Park, Lhasa City, Tibet Autonomous Region, PRC	7.65	RMB1,525,037
5.	Jiangsu Jiequan GTJA Medical Industry Investment Fund (Limited Partnership)	Jiangsu Jiequan GTJA Medical Industry Investment Fund (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at 1209, 12 / F, Building 3, No. 1368, Wuzhong Avenue, Yuexi Street, Wuzhong Economic Development Zone, Suzhou, PRC	6.82	RMB1,358,995
6.	Shanghai Zhongwei Anjian Venture Capital Investment LLP (Limited Pertnership)	Shanghai Zhongwei Anjian Venture Capital Investment LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 307, Building 9, 697 Lingshi Road, Jing’an District, Shanghai, PRC	4.57	RMB911,178
7.	Dazi County Jinnuo Investment Management Counsalting Co., Ltd	Dazi County Jinnuo Investment Management Counsalting Co., Ltd, a limited liability company organized and existing under the laws of the PRC, with its address at 2-15-05b, Entrepreneurial Base Building, Dazi County Industrial Park, Lhasa City, Tibet Autonomous Region, PRC	4.10	RMB817,460
8.	Beijing Sequoia Qixin Management Consulting Center (Limited Partnership)	Beijing Sequoia Qixin Management Consulting Center (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Unit 008, Room 101, 1-4/F, Building 2, Yard 12, Changsheng Road, Technology Park, Changping District, Beijing, PRC	3.98	RMB793,650
9.	Shanghai Guohong Kaiyuan Investment L.P.	Shanghai Guohong Kaiyuan Investment L.P., a limited partnership organized and existing under the laws of the PRC, with its address at Unit 29, Room 2101, Building 1-5, 600 Hengfeng Road, Shanghai, PRC	2.99	RMB595,238
10.	Jiangsu Gaotou Bangsheng Venture Capital Investment LLP (Limited Pertnership)	Jiangsu Gaotou Bangsheng Venture Capital Investment LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room A506, 4/F, Block B, Building 1, Guorui Building, 359 Jiangdong Middle Road, Jianye District, Nanjing, PRC	3.50	RMB697,620

11.	Jiangsu Jingdong Bangneng Investment Management Co., Ltd.	Jiangsu Jingdong Bangneng Investment Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 416, 4/F, Hengtong Building, 19 Hongzehu East Road, Suyu District, Suqian, PRC	3.19	RMB634,920
12.	Genertec Investment Management Co., Ltd.	Genertec Investment Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at 4001 JinMao Tower, 88th Century Avenue, Pudong New District, Shanghai, PRC	2.27	RMB452,998
13.	Shanghai Jinglin Jinghui Equity Investment Center (Limited Partnership)	Shanghai Jinglin Jinghui Equity Investment Center (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 202-4, 13 Lane 1502, Luoshan Road, China (Shanghai) Pilot Free Trade Zone, PRC	1.59	RMB317,460
14.	Guangdong Yinxing Guangbo Capital Investment LLP (Limited Pertnership)	Guangdong Yinxing Guangbo Capital Investment LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 101-3, 1/F, Building 6, Nanhai 39 Degree Space Art Creative Community, 6 Guilan North Road, Guicheng Street, Nanhai District, Foshan, PRC	1.59	RMB317,460
15.	Guangdong Qicheng Youth Venture Capital Investment LLP (Limited Partnership)	Guangdong Qicheng Youth Venture Capital Investment LLP (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 202, 79 Wanbo 2nd Road, Nancun Town, Panyu District, Guangzhou, PRC	1.19	RMB238,095
16.	Shanghai Renmin Enterprise Management Center (Limited Partnership)	Shanghai Renmin Enterprise Management Center (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 104, Building 7, 373 Zhongxing Road, Jing’an District, Shanghai, PRC	1.19	RMB238,095
17.	Shenzhen Fenxiang Jingzhun Medical Treatment Investment LLP (Limited Pertnership)	Shenzhen Fenxiang Jingzhun Medical Treatment Investment LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at 701, Building A, block 4, Software Industry Base, Haitian 1st Road, Yuehai Street, Nanshan District, Shenzhen, PRC	1.19	RMB238,095
18.	Neijiang Yunrui Investment LLP (Limited Pertnership)	Neijiang Yunrui Investment LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at Building 1, 788 Hanchen Road, Economic Development Zone, Neijiang, Sichuan Province, PRC	1.15	RMB228,786
19.	Zhuhai Huajin Chuangying No. 1 Equity Investment Fund LLP (Limited Pertnership)	Zhuhai Huajin Chuangying No. 1 Equity Investment Fund LLP (Limited Pertnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room 105-17144, No.6 Baohua Road, Hengqin New District, Zhuhai, PRC	0.80	RMB158,730
20.	Nanjing Bangsheng Juyuan Investment Management LLP (Limited Partnership)	Nanjing Bangsheng Juyuan Investment Management LLP (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room A506, 4/F, block B, Building 1, Guorui Building, 359 Jiangdong Middle Road, Jianye District, Nanjing, PRC	0.08	RMB16,666
21.	Shanghai Chuangye Jieli Taili Venture Capital Investment Center (Limited Partnership)	Shanghai Chuangye Jieli Taili Venture Capital Investment Center (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its address at Room G563, No.66, Miaojing Road, Minhang District, Shanghai, PRC	0.60	RMB119,048
22.	Focus Media Co., Ltd.	Focus Media Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at 98 Gongqing Avenue, Gongqingcheng, Jiujiang, Jiangxi Provence, PRC	9.82	RMB1,958,119